Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned Officer of East Delta Resources Corp. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2008                                 By: /s/ Victor Sun
                                                    ------------------
                                                    Victor I.H. Sun
                                                    Chief Executive Officer,
                                                    Chief Operating Officer,
                                                    and Chief Financial Officer